                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                           the Securities Act of 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                  LANDMARK FUNDS I--CITISELECT-SM- FOLIO 200,
             CITISELECT-SM- FOLIO 300, CITISELECT-SM- FOLIO 400 AND
                            CITISELECT-SM- FOLIO 500
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              LEA ANNE COPENHEFER
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1.  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2.  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4.  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5.  Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
         -----------------------------------------------------------------------
     2.  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3.  Filing Party:
         -----------------------------------------------------------------------
     4.  Date Filed:
         -----------------------------------------------------------------------

              CITISELECT-SM- FOLIO 200, CITISELECT-SM- FOLIO 300,
             CITISELECT-SM- FOLIO 400 AND CITISELECT-SM- FOLIO 500


                               6 St. James Avenue
                          Boston, Massachusetts 02116


                                August 29, 1997


Dear Shareholder:

  The accompanying materials relate to a Special Meeting of Shareholders of CitiSelect-SM- Folio 200, CitiSelect-SM- Folio 300, CitiSelect-SM- Folio 400 and CitiSelect-SM- Folio 500. The Meeting will be held on Friday, October 17, 1997 at 3 p.m. Eastern time.

  YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSALS WHICH YOUR BOARD OF TRUSTEES HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.

  If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. If the Funds do not receive your proxy card, our proxy solicitor, Shareholder Communications Corporation ("SCC") may contact you to help you decide how to cast your vote.

  VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.


  Items 1, 2 and 3 are interrelated. In general, they involve proposals to restructure the Funds to take advantage of recent amendments to federal law which, among other things, would allow the Funds to be managed in a more cost-efficient and administratively simpler manner. Importantly, the Funds' expense ratios will not increase as a result of the proposed restructuring. In fact, it is expected that the proposed changes will result in lower custody and fund accounting charges, and may eventually result in a decrease in the Funds' expense ratios.


  Shareholders also are being asked to vote on certain changes to the Funds' investment restrictions and governing documents, as well as certain other matters, to permit the restructuring described above. In addition, shareholders are being asked to authorize the selection of subadvisers by the Board, to authorize certain other technical amendments to the Funds' investment restrictions and to approve the selection of the Funds' accountants.


  After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact SCC at 1-800-733-8481 x492.


  We appreciate your participation in this important meeting. Thank you.

                                Sincerely,

                                /s/ Philip W. Coolidge

                                Philip W. Coolidge

                                President

              CITISELECT-SM- FOLIO 200, CITISELECT-SM- FOLIO 300,
             CITISELECT-SM- FOLIO 400 AND CITISELECT-SM- FOLIO 500


                               6 St. James Avenue
                          Boston, Massachusetts 02116
                           Telephone: (617) 423-1679


                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                          To be held October 17, 1997

  A Special Meeting of Shareholders of CitiSelect-SM- Folio 200, CitiSelect-SM-Folio 300, CitiSelect-SM- Folio 400 and CitiSelect-SM- Folio 500 will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3 p.m., Eastern Time, for the following purposes:

  ITEM 1. To vote on an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act (the "1940 Act").

  ITEM 2. To vote on an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

  ITEM 3. To vote on an Amended and Restated Management Agreement for each Fund with Citibank, N.A.

  ITEM 4. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

  ITEM 5. To vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

  ITEM 6. To vote on the selection of Price Waterhouse LLP as the independent certified public accountants for each Fund.

  ITEM 7. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 6.

  Only shareholders of record on August 18, 1997 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                Linda T. Gibson, Secretary


August 29, 1997


  YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

              CITISELECT-SM- FOLIO 200, CITISELECT-SM- FOLIO 300,
             CITISELECT-SM- FOLIO 400 AND CITISELECT-SM- FOLIO 500


                               6 St. James Avenue
                          Boston, Massachusetts 02116
                           Telephone: (617) 423-1679


                                PROXY STATEMENT

  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of CitiSelect-SM- Folio 200, CitiSelect-SM- Folio 300, CitiSelect-SM- Folio 400 and CitiSelect-SM- Folio 500 for use at a Special Meeting of Shareholders of these Funds, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3 p.m., Eastern Time. The Meeting is being held to vote on matters which will permit a proposed restructuring of the Funds and certain other matters, as described below and in the accompanying President's Letter and Notice of Special Meeting.


  The close of business on August 18, 1997 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 12,914,949.161 shares of CitiSelect-SM- Folio 200, 25,488,689.436 shares of CitiSelect-SM- Folio 300, 34,269,228.360 shares of CitiSelect-SM-Folio 400 and 14,314,774.291 shares of CitiSelect-SM- Folio 500, without par value, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.



  The Funds' Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, has previously been sent to shareholders and is available without charge, by written request or by calling Shareholder Communications Corporation at (800) 733-8481 x492.



  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about September 3, 1997.


  Each Fund invests in equity, fixed income and money market securities in different proportions that correspond to that Fund's investment objective and its level of potential risk and return. As described below, the Funds propose to change the way they make their investments so that all of the Funds' assets of a particular asset class (such as international equity securities or money market securities) may be managed in a single pool. This change has been made possible by a recent amendment of federal law. The Board believes this change will allow the Funds to manage their assets in a more efficient manner by taking advantage of economies of scale. Shareholders are being asked to vote on certain changes to the Funds' investment restrictions and governing documents, as well as certain other matters, to permit this change.

  Shareholders are also being asked to authorize the selection of subadvisers by the Board, to authorize certain other technical amendments to the Funds' investment restrictions and to approve the selection of the Funds' accountants.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shareholders of each Fund will vote separately with respect to each Item. IF NO INSTRUCTIONS ARE SPECIFIED, ALL SHARES OF EACH FUND WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 THROUGH 6. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Funds.

  If sufficient votes to approve the proposed Items 1 through 6 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 through 6 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.


  With respect to each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of that Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 6. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 6.

                               GENERAL BACKGROUND

  The Funds are asset allocation funds managed by Citibank, N.A. Citibank allocates each Fund's assets among equity, fixed income and money market instruments in different proportions that correspond to the Funds' investment objectives and their levels of potential risk and return. Citibank generally diversifies the equity investments of each Fund among large capitalization securities, small capitalization securities and international securities. Citibank generally diversifies the fixed income securities of each Fund among U.S. and non-U.S. government and corporate bonds. There is, however, no requirement that each Fund invest in all of these types of equity and fixed income securities at all times.

CURRENT STRUCTURE


  The Funds currently are organized in a two-tier, master/feeder structure, as shown in the chart below. Each Fund invests all of its investable assets in a single investment company (an "Old Portfolio") with the same investment objective and policies as that Fund. Each Old Portfolio buys, holds and sells securities in accordance with its objective and policies. Each Fund may withdraw its investment in its Old Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders.


  The assets of each Old Portfolio currently are allocated among up to eight types of securities, or asset classes. These asset classes are: large capitalization growth securities, large capitalization value securities, small capitalization growth securities, small capitalization value securities, international equity securities, U.S. fixed income securities, foreign government securities, and money market securities. Citibank manages certain of these asset classes itself, and employs and supervises subadvisers for the remaining asset classes. Currently, Citibank manages the large capitalization growth, small capitalization growth, U.S. fixed income and money market asset classes. The following subadvisers currently manage the asset classes indicated: large capitalization value securities, Miller Anderson & Sherrerd, LLP; small capitalization value securities, Franklin Advisory Services, Inc.; international equity securities, Hotchkis and Wiley; and foreign government securities, Pacific Investment Management Company. Citibank may terminate the services of any subadviser at any time, and may assume management of that subadviser's asset class; however, the hiring of any new subadviser currently requires shareholder approval.

  Under this existing structure, Citibank and each subadviser manage the assets in each asset class for each Old Portfolio separately. This means, for example, that Citibank manages four pools of assets consisting of large capitalization growth securities, one for each Old Portfolio. Because the assets of each Old Portfolio currently are allocated among up to eight types of securities, and because there are four Old Portfolios, Citibank and the subadvisers currently manage a total of 32 separate pools of assets. This structure is administratively burdensome and expensive for the Funds. In addition, because of the separate pools of assets, the Funds are limited in their ability to take advantage of economies of scale of asset management.

PROPOSED STRUCTURE

  Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission. Recent amendments to the federal Investment Company Act of 1940 now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services.

  In order to take advantage of this change in law and any future changes in law on this topic, the Funds are proposing the following restructuring: multiple new or existing investment companies ("New Portfolios") will be created or utilized, each corresponding to a particular asset class of the existing Old Portfolios or any additional asset class in which the Funds are permitted to invest. Each Old Portfolio will contribute each of its securities to that New Portfolio representing the asset class for that particular security (E.G., foreign bonds will be contributed to the New Portfolio which will invest in foreign bonds and related investments). In exchange, each Old Portfolio will receive an interest in the New Portfolio to which the contribution was made. The Old Portfolios will then dissolve, and will distribute to their investors, including the Funds, interests in the New Portfolios. As a result, each Fund will invest all of its investable assets in the New Portfolios. After giving effect to the restructuring, Citibank will perform its asset allocation services at the Fund level; these services currently are performed at the Old Portfolio level.

  Under this proposed structure, Citibank and each subadviser will manage the assets in each asset class in a single pool. This means, for example, that Citibank will manage all large cap growth securities for all of the Funds in a single New Portfolio. If the Funds' assets continue to be allocated among eight types of securities, Citibank and the subadvisers would manage a total of eight, as opposed to 32, separate pools of assets.

  After the proposed restructuring, the Funds will continue to be organized in a two-tier structure. Each Fund will invest its assets in multiple New Portfolios, instead of a single Old Portfolio. The restructuring is illustrated by the chart below.


DESCRIPTION OF CHART
(Page layout- landscape)
Heading above chart on top half of page: "Before Restructuring: Each Fund invests all of its investable assets in an Old Portfolio."


TOP HALF OF PAGE


Four small boxes across top of page. Each box contains the name of one fund. The boxes contain the following names (from left to right): CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500. A large box is under each of the four small boxes. An arrow connects each small box with the large box beneath it. The large box to the far left contains the heading "Old Portfolio" with the following names listed from top to bottom: Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. The second large box from the left includes the heading "Old Portfolio" with the following names listed from top to bottom: Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. The third large box from the left includes the heading "Old Portfolio" with the following names listed from top to bottom: Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. The large box to the far right side of the page includes the heading "Old Portfolio" with the following names listed from top to bottom: Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities.



BOTTOM HALF OF PAGE


Heading above chart on bottom half of page: "After Restructuring: Each Fund invests all of its investable assets in multiple portfolios."



Four rectangular boxes across bottom of page. Each box includes the name of one fund. The names of the individual funds included in each box are (from left to right): CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500. Eight square boxes are situated across the bottom of the page under the four rectangular boxes. Each of the eight boxes contains the heading "New Portfolio". In each of the eight boxes under the "New Portfolio" heading is the name of a portfolio. The names of the portfolios in the boxes are (from left to right): Large Cap Growth Securities, Small Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, and Short-Term Securities. Arrows connect each of the four rectangular boxes with the eight square boxes beneath it.


  THE FUNDS' EXPENSE RATIOS WILL NOT INCREASE AS A RESULT OF THE RESTRUCTURING. IN FACT, IT IS EXPECTED THAT THE RESTRUCTURING WILL RESULT IN LOWER CUSTODY AND FUND ACCOUNTING CHARGES. THIS WILL ALLOW CITIBANK TO REDUCE ITS VOLUNTARY WAIVERS OF OTHER FEES AND MAY EVENTUALLY RESULT IN A DECREASE IN THE FUNDS' EXPENSE RATIOS. SHAREHOLDERS ALSO SHOULD NOTE THAT THE CONTRACTUAL LEVEL OF MANAGEMENT FEES FOR FUND SHAREHOLDERS (INCLUDING THEIR SHARE OF THE NEW PORTFOLIOS' MANAGEMENT FEES) WILL NOT INCREASE. IT IS EXPECTED THAT THE SAME PERSONNEL AT CITIBANK AND AT EACH SUBADVISER WHO CURRENTLY PROVIDE MANAGEMENT SERVICES WILL CONTINUE TO DO SO AFTER THE RESTRUCTURING, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUNDS WILL NOT BE ADVERSELY AFFECTED.

  The following table from the Funds' prospectus summarizes estimated shareholder transaction and annual operating expenses for each Fund and for its Old Portfolio. The contractual level of management fees for each Fund (including the Fund's share of the New Portfolios' management fees) will not increase, and the table is not expected to change, as a result of the restructuring.



                                  CITISELECT   CITISELECT   CITISELECT   CITISELECT
                                  FOLIO 200    FOLIO 300    FOLIO 400    FOLIO 500
                                  ----------   ----------   ----------   ----------
SHAREHOLDER TRANSACTION
  EXPENSES......................     None         None         None         None
Annual Fund Operating Expenses
  after Fee Waivers
  (as a Percentage of Net
  Assets):
Management Fee..................     0.75%        0.75%        0.75%        0.75%
12b-1 Fees (including service
  fees) (1).....................     0.50%        0.50%        0.50%        0.50%
Other Expenses (2)..............     0.25%        0.25%        0.50%        0.50%
Total Fund Operating Expenses
  (2)...........................     1.50%        1.50%        1.75%        1.75%


----------------------------------


(1) Includes fees for distribution and shareholder servicing.



(2) After voluntary fee waivers and reimbursements. Absent fee waivers and reimbursements, "Other Expenses" and "Total Fund Operating Expenses" would be 1.41% and 2.66% for CitiSelect Folio 200, 1.01% and 2.26% for CitiSelect Folio 300, 0.95% and 2.20% for CitiSelect Folio 400 and 1.55% and 2.80% for CitiSelect Folio 500.



This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. Other Expenses in the table are based on estimated amounts for the current fiscal year. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.



EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicated below:



                                                                     ONE YEAR       THREE YEARS
                                                                   -------------  ---------------
CitiSelect Folio 200.............................................    $      15       $      47
CitiSelect Folio 300.............................................    $      15       $      47
CitiSelect Folio 400.............................................    $      18       $      55
CitiSelect Folio 500.............................................    $      18       $      55



The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary fee waivers and reimbursements. Absent fee waivers and reimbursements, the amounts in the example would be $27 and $83 for CitiSelect Folio 200, $23 and $71 for CitiSelect Folio 300, $22 and $69 for CitiSelect Folio 400 and $28 and $87 for CitiSelect Folio 500. Expenses are estimated. The assumption of a 5% annual return is required by the

Securities and Exchange Commission for all mutual funds, and is not a prediction of any Funds' future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS OF ANY FUND. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.



  The Funds' Trustees believe that the restructuring is in the best interests of Fund shareholders. The Trustees will implement the restructuring for each Fund if shareholders of that Fund and each other Fund approve each of the proposals in Items 1, 2 and 3 below. The proposal in Item 4 will permit the Trustees, subject to applying for and receiving exemptive relief from the Securities and Exchange Commission, to hire new subadvisers for the New Portfolios without Fund shareholder approval. The Trustees will implement the restructuring whether or not Fund shareholders approve the proposal in Item 4.


  In the event that the proposals in Items 1, 2 and 3 below do not receive the requisite shareholder approval for the Funds, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of the Funds.

  ITEM 1. TO VOTE ON AN AMENDMENT TO THE FUNDS' DECLARATION OF TRUST TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  It is proposed that the Funds' Declaration of Trust be amended to permit the Funds to invest in other investment companies to the extent not prohibited by the 1940 Act.

  The Funds' Declaration of Trust presently permits each Fund to invest all of its investable assets in a single investment company that is registered under the 1940 Act. Pursuant to this authority, each Fund invests all of its investable assets in an Old Portfolio with the same investment objectives and policies as the Fund. As described above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

  The proposed amendment to the Funds' Declaration of Trust which appears below will allow the Funds to take advantage of the recent changes in law, as well as future changes in law or regulation on this topic. This amendment will also facilitate the Funds completing the proposed restructuring described under "General Background" above. The Funds' Board of Trustees believe that this amendment will be to the Funds' advantage and is in the best interests of the shareholders of each Fund. It is proposed that

Section 3.2(d) of the Declaration of Trust be amended by deleting the words below that have been marked through and adding the ITALICIZED words:

    (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property of CitiSelect-SM- Folio 200, CitiSelect-SM- Folio 300, CitiSelect-SM-Folio 400 and CitiSelect-SM- Folio 500 AND OF EACH OTHER SERIES OF THE TRUST (OTHER THAN LANDMARK BALANCED FUND), or sell all or a portion of such Trust Property and invest the proceeds of such sales, in <#>another investment company that is registered under the 1940 Act</#> ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.

  Under the Declaration of Trust, the 1940 Act is defined to include both that Act itself and the rules and regulations under that Act; the amendment would be based on that definition.

  The Old Portfolios' Declaration of Trust currently requires that investors in each Old Portfolio approve sales, transfers or exchanges of all or substantially all of the assets of that Old Portfolio, including the transfer of each Old Portfolio's assets to the New Portfolios. See "General Background." The Old Portfolios will call a meeting of their investors to approve the transfer of each Old Portfolio's assets to the New Portfolios. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of this transfer.

                                 VOTE REQUIRED

  The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for approval of the amendment to the Declaration of Trust with respect to that Fund. This requires approval by the holders of 67% or more of the outstanding shares of the Fund which are present at the

Meeting if the holders of more than 50% of such shares are present in person or by proxy, or more than 50% of the outstanding shares of the Fund, whichever is less (a "Majority Shareholder Vote").

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.

  ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND TO ALLOW THE ASSETS OF THAT FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  Each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Certain of these fundamental investment restrictions currently permit each Fund to invest its investable assets in a single investment company having the same investment objectives and policies and substantially the same investment restrictions as that Fund. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There also may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

  In order to take advantage of the flexibility of current and future applicable law and regulation and to permit the Funds to enter into the restructuring, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT A be amended as indicated in that Exhibit. Shareholders also should review Item 5 for additional proposed changes to these investment restrictions.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

  The Old Portfolios have adopted fundamental restrictions which are substantially similar to those listed in EXHIBIT A. Each of these restrictions for the Old Portfolios will be amended in the same way that the Funds' restrictions will be amended. The Old Portfolios will call a meeting of their investors to approve these amendments. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of these amendments to the Old Portfolios' fundamental investment restrictions.

                                 VOTE REQUIRED

  Because the investment restrictions in EXHIBIT A are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  ITEM 3. TO VOTE ON AN AMENDED AND RESTATED MANAGEMENT AGREEMENT FOR EACH FUND WITH CITIBANK, N.A.

  Each Fund has entered into a separate Management Agreement with Citibank, N.A. (the "Current Management Agreements"). Under the Current Management Agreements, Citibank is responsible for the overall management of each Fund's business affairs. Citibank is also responsible for certain administrative services to the Funds, including the provision of general office facilities and supervising the overall administration of each Fund. The Current Management Agreements are identical, with the exception of the identity of the Fund.


  Citibank does not currently provide investment advisory services to the Funds. Instead, investment advisory services are provided to the Old Portfolios. If the restructuring is implemented, Citibank will provide investment advisory services to each Fund, including the asset allocation services described above. See "General Background." As the Current Management Agreements do not contemplate Citibank providing these services, they must be amended to do so. The same personnel at Citibank who currently provide management services to the Funds and the Old Portfolios are expected to continue to do so after the Current Management Agreements are amended, and the nature, level and quality of services to the Funds will not be adversely effected.


  THE CONTRACTUAL LEVEL OF MANAGEMENT FEES FOR FUND SHAREHOLDERS (INCLUDING THEIR SHARE OF THE NEW PORTFOLIOS' MANAGEMENT FEES) WILL NOT INCREASE. THE FUNDS' TOTAL EXPENSE RATIOS (INCLUDING THEIR SHARES OF THE NEW PORTFOLIOS' EXPENSES) ALSO WILL NOT INCREASE AS A RESULT OF THE RESTRUCTURING. IN FACT, IT IS EXPECTED THAT THE RESTRUCTURING WILL RESULT IN LOWER CUSTODY AND FUND ACCOUNTING CHARGES. THIS WILL ALLOW CITIBANK TO REDUCE ITS VOLUNTARY WAIVERS OF OTHER FEES AND MAY EVENTUALLY RESULT IN A DECREASE IN THE FUNDS' EXPENSE RATIOS.

  A copy of the management agreement for each Fund as proposed to be amended (the "Amended and Restated Management Agreement") is attached hereto as EXHIBIT
B. Shareholders should refer to EXHIBIT B for the complete terms of the Amended and Restated Management Agreement of each Fund, and the description of the Amended and Restated Management Agreement set forth herein is qualified in its entirety by the provisions of the Amended and Restated Management Agreement as set forth in EXHIBIT B.

  Each Fund's Current Management Agreement was approved by the initial shareholder of that Fund on June 17, 1996 (September 3, 1996 for CitiSelect-SM-Folio 500).


                COMPARISON OF THE CURRENT MANAGEMENT AGREEMENTS
               AND THE AMENDED AND RESTATED MANAGEMENT AGREEMENTS



  If the Amended and Restated Management Agreement is approved by a Fund's shareholders, Citibank will provide investment advisory services directly to that Fund. The terms and conditions of each Amended and Restated Management Agreement are identical to those of the Current Management Agreement for that Fund, with the exception of the commencement and termination dates, the investment management fees and the provisions as described in the following paragraph. A description of the investment management fees payable under the Amended and Restated Management Agreements is set forth below. See "Management Fees."


  Under each Amended and Restated Management Agreement, Citibank as investment manager will furnish continuously an investment program for the Funds and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Funds are held uninvested, subject always to the restrictions of the Funds' Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Funds' prospectus. Citibank will also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citibank deems necessary to implement Fund investment policies.

  Under each Amended and Restated Management Agreement, as under each Current Management Agreement, Citibank will perform such administrative and management services as may from time to time be reasonably requested, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing administrative and management functions; (ii) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Fund.

  The Amended and Restated Management Agreement, if approved by a Majority Shareholder Vote of a Fund, will become effective with respect to that Fund on the effective date of the proposed restructuring, and will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Amended and Restated Management Agreement of a Fund may be terminated at any time without the payment of any penalty by the Fund's Board of Trustees or by Majority Shareholder Vote of that Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Amended and Restated Management Agreement of a Fund will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

  Under each Amended and Restated Management Agreement, as under each Current Management Agreement, Citibank will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Amended and Restated Management Agreement relates, except a loss resulting from Citibank's willful misfeasance, or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citibank's reckless disregard of its obligations and duties under such agreement.


                                MANAGEMENT FEES


  Under its Current Management Agreement, each Fund pays Citibank management fees equal on an annual basis to 0.10% of the average daily net assets of that Fund for its then current fiscal year. Fees are accrued daily and payable monthly. Under its Amended and Restated Management Agreement, each Fund will pay Citibank management fees equal on an annual basis to the lesser of (a) 0.40% of the Fund's average daily net assets for the Fund's then-current fiscal year or
(b) the difference between 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year (which is the aggregate management fee currently payable) and the aggregate management fees allocated to the Fund for the Fund's then-current fiscal year from the portfolios in which it invests and for which Citibank is the manager.


  Net management fees accrued to Citibank under the Current Management Agreements for the initial fiscal year of each Fund (commencement of operations to December 31, 1996) were as follows: CitiSelect-SM- Folio 200: $31,604, all of which was waived; CitiSelect-SM- Folio 300: $61,408, all of which was waived; CitiSelect-SM- Folio 400: $78,821, none of which was waived; and, CitiSelect-SM-Folio 500: $16,855, all of which was waived. Had the proposed management fees been in effect for that period, the following fees would have been payable:
CitiSelect-SM- Folio 200: $72,689; CitiSelect-SM- Folio 300: $98,252; CitiSelect-SM- Folio 400: $78,821; and CitiSelect-SM- Folio 500: $8,427.

  The total management fees payable to Citibank by the New Portfolios could be higher than the management fees payable to Citibank by the Old Portfolios. However, because of the new formulation of the Funds' management fees, the contractual level of management fees payable by Fund shareholders (including their share of the New Portfolios' management fees) will not increase by virtue of the restructuring. The Funds' total expense ratios (including their shares of the New Portfolios' expenses) also will not increase as a result of the restructuring. See "General Background" for a table showing the Funds' estimated annual operating expenses, both before and after the proposed restructuring.


  Net management fees accrued to Citibank for services provided pursuant to the Management Agreement of each Old Portfolio for the initial fiscal year of each Old Portfolio (commencement of operations to December 31, 1996) were as follows:
Asset Allocation Portfolio 200: $197,989, all of which was waived; Asset Allocation Portfolio 300: $385,745, all of which was waived; Asset Allocation Portfolio 400: $495,484, of which $361,792 was waived; and, Asset Allocation Portfolio 500: $103,638, all of which was waived.

  Except as set forth above with respect to management fees and under the caption "Other Services Provided by Citibank" below, neither Citibank nor any affiliated person of Citibank, nor any affiliated person of such person, received any other fees from the Funds or the Old Portfolios for services provided to any of the Funds or the Old Portfolios during their initial fiscal years (commencement of operations to December 31, 1996). Except as described below, there were no other material payments by the Funds or the Old Portfolios to Citibank, any affiliated person of Citibank, or any affiliated person of such person, during such period.


  As of June 30, 1997, CitiSelect-SM- Folio 200 had net assets of $131,143,004; CitiSelect-SM- Folio 300 had net assets of $276,276,405; CitiSelect-SM- Folio 400 had net assets of $378,707,307; and CitiSelect-SM- Folio 500 had net assets of $155,202,018.



  For the initial fiscal year of each Fund (commencement of operations to December 31, 1996), brokerage commissions totaling $32,881 were paid by the Old Portfolios to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and certain broker-dealers affiliated with Morgan Stanley. This amount represents 3.4% of aggregate commissions paid by the Old Portfolios during that period. Morgan Stanley is an affiliate of Miller Anderson & Sherrerd, LLP, which is a subadviser to the Old Portfolios. For the same period, brokerage commissions totaling $25,888 were paid by the Old Portfolios to Merrill Lynch & Co., Inc. ("Merrill Lynch") and certain broker-dealers affiliated with Merrill Lynch. This amount represents 2.7% of aggregate commissions paid by the Old Portfolios during that period. Merrill Lynch is an affiliate of Hotchkis and Wiley, which also is a subadviser to the Old Portfolios. No other commissions were paid by the Funds or the Old Portfolios to any broker during the same period that (i) is an affiliated person of the Old Portfolios, or (ii) is affiliated with any person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Old Portfolios, Citibank or the distributor of the Old Portfolios. During the initial fiscal year of each Fund, Hotchkis and Wiley, on behalf of the Old Portfolios, effected foreign currency transactions with Citibank in the aggregate amount of $48,509,911.43.


                           DESCRIPTION OF THE MANAGER

  Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.

  Lawrence P. Keblusek, U.S. Chief Investment Officer of Citibank, has been the overall portfolio manager of the Old Portfolios since their inception and is responsible for determining asset allocations, supervising and monitoring the performance of Citibank personnel responsible for the asset classes, and supervising and monitoring the performance of the subadvisers. Mr. Keblusek has been responsible for the daily management of large capitalization growth securities since the Old Portfolios' inception. Prior to joining Citibank in 1995, Mr. Keblusek, who has 25 years experience in the investment management industry, was Senior Vice President and Director of Portfolio Management for The Northern Trust Company with responsibility for investment performance in the organization's High Net Worth, Corporate and Institutional and Mutual Fund Group. Earlier in his career, Mr. Keblusek held senior investment positions with Maryland National Bank and the National Bank of Washington.


  John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are Alain J.P. Belda, President and Chief Operating Officer, Alcoa Corporation; D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; John M. Deutch, Director, CMS Energy; Reuben Mark, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, Member, Board of Representatives, Time Warner Entertainment Company, L.P.; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert
B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation;

Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont de Nemours & Company.


  Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway    Director, Exxon Corporation
                     Director, General Electric Company
                     Director, PepsiCo, Inc.

Paul J. Collins      Director, Kimberly-Clark Corporation

Kenneth T. Derr      Director, American Telephone and Telegraph, Co.
                     Director, Chevron Corporation
                     Director, Potlatch Corporation

John M. Deutch       Director, Ariad Pharmaceuticals, Inc.
                     Director, CMS Energy
                     Director, Palomar Medical Technologies, Inc.

Reuben Mark          Director, Colgate-Palmolive Company
                     Director, New York Stock Exchange
                     Director, Time Warner, Inc.
                     Non-Executive Director, Pearson, PLC

Richard D. Parsons   Director, Federal National Mortgage Association
                     Director, Philip Morris Companies Incorporated
                     Member, Board of Representatives, Time Warner
                       Entertainment Company, L.P.
                     Director and President, Time Warner, Inc.

John S. Reed         Director, Monsanto Company
                     Director, Philip Morris Companies Incorporated
                     Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes    Director, Private Export Funding Corporation

Rozanne L. Ridgway   Director, 3M
                     Director, Bell Atlantic Corporation
                     Director, The Boeing Company
                     Director, Emerson Electric Company
                     Member--International Advisory Board, New
                       Perspective Fund, Inc.
                     Director, RJR Nabisco, Inc.
                     Director, Sara Lee Corporation
                     Director, Union Carbide Corporation

H. Onno Ruding       Member, Board of Supervisory Directors, Amsterdam
                       Trustee's Kantoor
                     Board Member, Corning Incorporated
                     Advisor, Intercena (C&A) (Netherlands)
                     Director, Pechiney S.A.
                     Member, Board of Advisers, Robeco N.V.
                     Advisory Director, Unilever N.V.
                     Advisory Director, Unilever PLC

Robert B. Shapiro    Director, G.D. Searle & Co.
                     Director, Silicon Graphics
                     Director, Monsanto Company
                     Director, The Nutrasweet Company

Frank A. Shrontz     Director, 3M
                     Director, Baseball of Seattle, Inc.
                     Director, The Boeing Company
                     Director, Boise Cascade Corp.
                     Director, Chevron Corporation

Franklin A. Thomas   Director, Aluminum Company of America
                     Director, Cummins Engine Company, Inc.
                     Director, Lucent Technologies
                     Director, PepsiCo, Inc.

Edgar S. Woolard,
Jr.                  Director, E.I. DuPont de Nemours & Company
                     Director, Apple Computer, Inc.
                     Director, Zurich Holding Company of America, Inc.
                     Advisory Director, Zurich Insurance Corporation


  BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

  BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Management Agreements and the activities performed by it or its affiliates as Service Agents (see "Other Services Provided by Citibank" below) are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the investment manager or a Service Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

  Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting securities transactions for the Funds. Citibank also provides other services to each of the Funds. See "Other Services Provided by Citibank" below.


  Citibank also serves as adviser or subadviser to other registered investment companies with similar investment objectives. Those companies are identified in EXHIBIT C hereto, along with their asset size and the rates of compensation paid by those companies to Citibank for advisory or subadvisory services.


                      OTHER SERVICES PROVIDED BY CITIBANK

  CITIBANK AND AFFILIATES AS SERVICE AGENTS. Under a Service Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay monthly fees at an annual rate not to exceed 0.50% of the average daily net assets of each Fund. These fees may be used to make payments for various marketing and promotional activities in respect of the sale of shares of the Funds, including, among other things, payments to (i) the Funds' distributor for distribution services and (ii) securities dealers and other industry professionals ("Service Agents") as compensation for the sale of shares of the Funds. The Funds may also make payments to the distributor, Service Agents and others for providing personal services or the maintenance of shareholder accounts. The Funds' distributor may also enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. During the period it is in effect, the Service Plan obligates the Funds to pay fees to the Service Agents and others as compensation for their services, and not as reimbursement for specific expenses incurred.

  Net fees accrued to Citibank and its affiliates for services provided as Service Agent of each Fund for the initial fiscal year of each Fund were as follows: CitiSelect-SM- Folio 200: $158,021; CitiSelect-SM- Folio 300: $307,039; CitiSelect-SM- Folio 400: $394,103; CitiSelect-SM- Folio 500: $83,802.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

  The Funds' Board of Trustees has determined that, by approving the Amended and Restated Management Agreements, the Funds can best assure themselves that investment management services, including asset allocation services, now being provided by Citibank to the Old Portfolios will continue to be provided without interruption after the proposed restructuring.

  At a meeting on May 9, 1997, the Trustees considered information with respect to whether the amendments to the Current Management Agreements proposed in connection with the restructuring were in the best interests of each Fund and its shareholders. The Trustees considered, among other factors, representations by Citibank that the proposed restructuring would not materially affect the nature, level and quality of services now provided to the Old Portfolios and proposed to be provided to the Funds after the proposed restructuring. The Trustees also considered that, subject to the required approval of shareholders of the Funds, the same personnel at Citibank who provide management services to the Funds are expected to continue to do so under the Amended and Restated Management Agreements, and that the contractual level of management fees payable by Fund shareholders (including their share of the New Portfolios' management fees) would not increase as a result of the restructuring. The Trustees also considered the nature and quality of services expected to be provided by Citibank to the Funds, and information regarding fees, expense ratios and performance. In evaluating Citibank's ability to provide services to the Funds, the Trustees considered information as to Citibank's business organization, financial resources and personnel.

  Based upon its review, the Trustees concluded that the Amended and Restated Management Agreements are reasonable, fair and in the best interests of each Fund and its shareholders, and that the fees provided in the Amended and Restated Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Independent Trustees, unanimously approved the Amended and Restated Management Agreements for the Funds and voted to recommend their approval by Fund shareholders.

                                 VOTE REQUIRED

  Approval of the Amended and Restated Management Agreement with respect to a Fund will require a Majority Shareholder Vote of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE AMENDED AND RESTATED MANAGEMENT AGREEMENT OF THE FUND.

  ITEM 4. TO VOTE ON AUTHORIZING THE TRUSTEES TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

  As discussed above, Citibank employs subadvisers to perform the daily management of a particular asset class. See "General Background" above. Citibank monitors and supervise the activities of the subadvisers, and may terminate the services of any subadviser at any time. Citibank may assume the management of a terminated subadviser's asset class at any time without Fund shareholder approval; however, retaining the services of a new subadviser currently requires Fund shareholder approval.

  The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement would apply to the appointment of a new or replacement subadviser to any Fund. This requirement also would apply to the appointment of a new or replacement subadviser to any New Portfolio following the organization of that New Portfolio. Absent exemptive relief from the Securities and Exchange Commission, investors in a New Portfolio (I.E., Funds) would be asked to approve the advisory contract for the new subadviser. The Funds would then seek approval of the contract from their shareholders. The Securities and Exchange Commission has previously granted conditional exemptions from these shareholder vote requirements. The Funds and the New Portfolios may apply for such an exemption, and if it is granted and this proposed Item 4 is approved, the Board of Trustees would be able, without further shareholder approval, to appoint additional or replacement subadvisers. The Trustees would not, however, be able to replace Citibank as investment manager without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts.

  This Item 4 is intended to facilitate the efficient supervision and management of the subadvisers by Citibank and the Trustees. Citibank continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees replace one or more subadvisers or appoint additional subadvisers, depending on Citibank's assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. Citibank has no current plans to recommend the replacement of an existing subadviser, which would presently require shareholder approval. However, if the Securities and Exchange Commission were to grant the exemptive relief and shareholders were to approve this proposed Item 4, the Trustees would no longer be required to call a Fund shareholder meeting each time a new subadviser is appointed.

  Shareholder meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, Citibank would assess a Fund's needs and, if it believed additional or replacement subadvisers could benefit the Fund, would search for available investment subadvisers. Second, any recommendations made by Citibank would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with any conditions contained in the Securities and Exchange Commission exemptive order, if such order is granted.

  The Trustees believe that the proposed authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

  Approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR AUTHORIZING THE TRUSTEES TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

  ITEM 5. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND CONCERNING THAT FUND'S ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

  As noted above in Item 2, each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. One of these fundamental investment restrictions concerns each Fund's ability to make loans to other persons. The Funds are proposing a technical amendment to this restriction to clarify that the purchase of fixed time deposits would not be a violation of this restriction.

  Certain other of the Funds' fundamental investment restrictions could be construed to limit the Funds' ability to buy or sell futures contracts and options on futures. The Funds are proposing technical amendments to these restrictions to clarify this point. The proposed amendments will clarify that the Funds' ability to buy or sell futures contracts and options on futures is consistent with that described in the Funds' prospectus. The Funds' prospectus disclosure on futures and options on futures has not changed materially since the Funds' inception.


  The Funds are proposing to delete language concerning collateral arrangements with respect to futures contracts and options on futures from their fundamental investment restriction concerning the issuance of senior securities. The Funds believe that this language is not required as a matter of law, and adds nothing to the investment restriction which does not already appear therein. Even though the language will be deleted from the investment restrictions, the Funds will continue to provide collateral with respect to options, futures contracts and options on futures contracts to the extent required by applicable rules and regulations.


  To give effect to these technical amendments, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT D be amended as indicated in that Exhibit. Shareholders should note that EXHIBIT D assumes that Item 2 has been approved.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

  Because the investment restrictions in EXHIBIT D are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE FUNDS' ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

  ITEM 6. TO VOTE ON THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

  It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of Price Waterhouse LLP under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending December 31, 1997 (or, subject to obtaining favorable rulings from the Internal Revenue Service, such earlier date as coincides with the restructuring described under "General Background"). Price Waterhouse LLP has no direct or material indirect interest in any Fund.

  Price Waterhouse LLP has served as the Funds' independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

  Price Waterhouse, an affiliate of Price Waterhouse LLP, has served as the Old Portfolios' independent certified public accountants since their commencement of operations. At the meeting of the Old Portfolios' investors to vote on the matters described under Items 1 and 2, investors in the Old Portfolios also will be asked to approve Price Waterhouse as the Old Portfolios' independent certified public accountants. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of Price Waterhouse as the Old Portfolios' independent certified public accountants.


  Representatives of Price Waterhouse LLP are not expected to be present at the Meeting unless a written request is received by the Funds at least 5 days prior to the meeting date.


                                 VOTE REQUIRED


  Approval of this proposal with respect to a Fund will require approval by the holders of a majority of the outstanding shares of that Fund which are present at the Meeting in person or by proxy.


  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF PRICE WATERHOUSE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

  ITEM 7. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

  The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS


  As of August 1, 1997, Walter E. Robb, III, a Trustee of the Funds, owned 1,919,551 shares of CitiSelect Folio 400 or .00005% of the outstanding shares of the Folio. As of that date no other Trustee or officer of the Funds owned beneficially or had the right to vote any outstanding shares of the Funds.



  As of August 1, 1997, to the best knowledge of the Funds, no person beneficially owned 5% or more of the outstanding shares of the Funds.

                             ADDITIONAL INFORMATION

  Each Fund is a series of Landmark Funds I (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 13, 1984, as amended and restated on August 9, 1996. The Funds were designated as separate series of the Trust on February 9, 1996. The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

  Fund shareholders may have purchased their shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Funds' distributor. In these cases, the Service Agents are the shareholders of record of the Funds. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.


  The cost of soliciting proxies in the accompanying form, which is expected to be about $148,868, including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


  The Funds' distributor is The Landmark Funds Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, MA 02116. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                        SUBMISSION OF CERTAIN PROPOSALS

  The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                               By Order of the Board of Trustees,
                                Linda T. Gibson, Secretary


                                                                 August 29, 1997

                                   EXHIBIT A

  Deleted text is marked through and added text appears in ITALICS.

  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 2.

  (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that<#>, with respect to each Fund, the applicable Trust</#> THE FUND may invest all or <#>substantially all</#> ANY PORTION of <#>the Fund's</#> ITS assets in <#>another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").</#> ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.

  (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that<#>, with respect to each Fund, the Trust</#> THE FUND may invest all or <#>substantially all</#> ANY PORTION of <#>the Fund's</#> ITS assets in <#>a Qualifying Portfolio.</#> ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.


  (6) Underwrite securities issued by other persons, except that all OR ANY PORTION OF the assets of the Fund may be invested in <#>a Qualifying Portfolio</#> ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

                                   EXHIBIT B

  Deleted text is marked through and added text appears in ITALICS.

                   AMENDED AND RESTATED MANAGEMENT AGREEMENT
                                LANDMARK FUNDS I
                         CITISELECT-SM- FOLIO [**   **]

  MANAGEMENT AGREEMENT, dated as of February 9, 1996, AND AMENDED AND RESTATED
AS OF       , 1997, by and between Landmark Funds I, a Massachusetts trust (the
"Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Adviser").

                          <*>W I T N E S S E T H:</*>

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder AND ANY EXEMPTIVE ORDERS THEREUNDER, the "1940 Act"), and

  WHEREAS, <#>the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as
CitiSelect-SM- Folio [   ] (the "Fund"), and Citibank is willing</#> PURSUANT TO
THAT CERTAIN MANAGEMENT AGREEMENT DATED AS OF FEBRUARY 9, 1996 (THE "ORIGINAL AGREEMENT") BETWEEN THE TRUST AND CITIBANK, THE TRUST ENGAGED CITIBANK TO PROVIDE CERTAIN MANAGEMENT SERVICES FOR THE SERIES OF THE TRUST DESIGNATED AS
CITISELECT-SM- FOLIO [**   **] (THE "FUND"), AND CITIBANK AGREED to provide such
<#>investment advisory and advisory administrative</#> MANAGEMENT services for the Fund on the terms and conditions set forth therein;

  WHEREAS, THE TRUST AND CITIBANK DESIRE TO AMEND AND RESTATE THE ORIGINAL AGREEMENT AS PROVIDED HEREIN;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  1. Duties of Citibank. (a) CITIBANK SHALL ACT AS THE ADVISER FOR THE FUND AND AS SUCH SHALL FURNISH CONTINUOUSLY AN INVESTMENT PROGRAM AND SHALL DETERMINE FROM TIME TO TIME WHAT SECURITIES SHALL BE PURCHASED, SOLD OR EXCHANGED AND WHAT PORTION OF THE ASSETS OF THE FUND SHALL BE HELD UNINVESTED, SUBJECT ALWAYS TO THE RESTRICTIONS OF THE TRUST'S DECLARATION OF TRUST, DATED AS OF APRIL 13, 1984, AS AMENDED AND RESTATED ON AUGUST 9, 1996, AND BY-LAWS, AS EACH MAY BE AMENDED FROM TIME TO TIME (RESPECTIVELY, THE "DECLARATION" AND THE "BY-LAWS"), THE PROVISIONS OF THE 1940 ACT, AND THE THEN-CURRENT REGISTRATION STATEMENT OF THE TRUST WITH RESPECT TO THE FUND. THE

ADVISER SHALL ALSO MAKE RECOMMENDATIONS AS TO THE MANNER IN WHICH VOTING RIGHTS, RIGHTS TO CONSENT TO CORPORATE ACTION AND ANY OTHER RIGHTS PERTAINING TO THE FUND'S PORTFOLIO SECURITIES SHALL BE EXERCISED. SHOULD THE BOARD OF TRUSTEES OF THE TRUST AT ANY TIME, HOWEVER, MAKE ANY DEFINITE DETERMINATION AS TO INVESTMENT POLICY APPLICABLE TO THE FUND AND NOTIFY THE ADVISER THEREOF IN WRITING, THE ADVISER SHALL BE BOUND BY SUCH DETERMINATION FOR THE PERIOD, IF ANY, SPECIFIED IN SUCH NOTICE OR UNTIL SIMILARLY NOTIFIED THAT SUCH DETERMINATION HAS BEEN REVOKED. THE ADVISER SHALL TAKE, ON BEHALF OF THE FUND, ALL ACTIONS WHICH IT DEEMS NECESSARY TO IMPLEMENT THE INVESTMENT POLICIES DETERMINED AS PROVIDED ABOVE, AND IN PARTICULAR TO PLACE ALL ORDERS FOR THE PURCHASE OR SALE OF SECURITIES FOR THE FUND'S ACCOUNT WITH THE BROKERS OR DEALERS SELECTED BY IT, AND TO THAT END THE ADVISER IS AUTHORIZED AS THE AGENT OF THE TRUST TO GIVE INSTRUCTIONS TO THE CUSTODIAN OR ANY SUBCUSTODIAN OF THE FUND AS TO DELIVERIES OF SECURITIES AND PAYMENTS OF CASH FOR THE ACCOUNT OF THE FUND. IN CONNECTION WITH THE SELECTION OF SUCH BROKERS OR DEALERS AND THE PLACING OF SUCH ORDERS, BROKERS OR DEALERS MAY BE SELECTED WHO ALSO PROVIDE BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934) TO THE FUND AND/OR THE OTHER ACCOUNTS OVER WHICH THE ADVISER OR ITS AFFILIATES EXERCISE INVESTMENT DISCRETION. THE ADVISER IS AUTHORIZED TO PAY A BROKER OR DEALER WHO PROVIDES SUCH BROKERAGE AND RESEARCH SERVICES A COMMISSION FOR EXECUTING A PORTFOLIO TRANSACTION FOR THE FUND WHICH IS IN EXCESS OF THE AMOUNT OF COMMISSION ANOTHER BROKER OR DEALER WOULD HAVE CHARGED FOR EFFECTING THAT TRANSACTION IF THE ADVISER DETERMINES IN GOOD FAITH THAT SUCH AMOUNT OF COMMISSION IS REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED BY SUCH BROKER OR DEALER. THIS DETERMINATION MAY BE VIEWED IN TERMS OF EITHER THAT PARTICULAR TRANSACTION OR THE OVERALL RESPONSIBILITIES WHICH THE ADVISER AND ITS AFFILIATES HAVE WITH RESPECT TO ACCOUNTS OVER WHICH THEY EXERCISE INVESTMENT DISCRETION. IN MAKING PURCHASES OR SALES OF SECURITIES OR OTHER PROPERTY FOR THE ACCOUNT OF THE FUND, THE ADVISER MAY DEAL WITH ITSELF OR WITH THE TRUSTEES OF THE TRUST OR THE TRUST'S UNDERWRITER OR DISTRIBUTOR, TO THE EXTENT SUCH ACTIONS ARE PERMITTED BY THE 1940 ACT. IN PROVIDING THE SERVICES AND ASSUMING THE OBLIGATIONS SET FORTH HEREIN, THE ADVISER MAY EMPLOY, AT ITS OWN EXPENSE, ONE OR MORE SUBADVISERS; <*>PROVIDED</*> THAT IN EACH CASE THE ADVISER SHALL SUPERVISE THE ACTIVITIES OF EACH SUBADVISER. ANY AGREEMENT BETWEEN THE ADVISER AND A SUBADVISER SHALL BE SUBJECT TO THE RENEWAL, TERMINATION AND AMENDMENT PROVISIONS APPLICABLE TO THIS AGREEMENT.

  (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

  2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to

Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to <#>0.10%</#> THE LESSER OF (I) 0.40% of the Fund's average daily net assets for the Fund's then-current fiscal year OR (II) THE DIFFERENCE BETWEEN 0.75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR THE FUND'S THEN-CURRENT FISCAL YEAR AND THE AGGREGATE INVESTMENT MANAGEMENT FEES ALLOCATED TO THE FUND FOR THE FUND'S THEN-CURRENT FISCAL YEAR FROM THE PORTFOLIOS IN WHICH IT INVESTS OF WHICH CITIBANK IS THE MANAGER. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

  4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

  5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

  6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

  7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until <#>February 9, 1998</#> MAY 9, 1999 on which date it will terminate unless its continuance after <#>February 9, 1998</#> MAY 9, 1999 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

  This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

  8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  9. Use of Name. The Trust hereby acknowledges that any and all rights in or to the name "CitiSelect-SM-" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "CitiSelect-SM-" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser and administrator of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "CitiSelect-SM-."

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

LANDMARK FUNDS I                        CITIBANK, N.A.

By: ------------------------------      By: ------------------------------

Title: -----------------------------    Title: -----------------------------

                                   EXHIBIT C

 OTHER INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUNDS FOR
             WHICH CITIBANK IS AN INVESTMENT ADVISER OR SUBADVISER


                                                       ANNUAL FEE
                                                   (AS A PERCENTAGE OF     ASSETS AS OF
NAME OF FUND                                       AVERAGE NET ASSETS)  DECEMBER 31, 1996
-------------------------------------------------  -------------------  ------------------
Landmark Balanced Fund...........................           0.40%        $    230,382,490
Landmark Equity Fund.............................           0.50%        $    228,954,247
Landmark Small Cap Equity Fund...................          0.75%+        $     24,311,269
Landmark International Equity Fund...............           1.00%        $     32,588,644
Landmark Emerging Asian Markets Equity Fund......          1.00%+        $     10,584,818
Landmark U.S. Government Income Fund.............          0.35%+        $     26,744,380
Landmark Intermediate Income Fund................          0.35%+        $     43,918,612
Landmark New York Tax Free Income Fund...........          0.40%+        $     82,182,006
Landmark National Tax Free Income Fund...........          0.40%+        $      2,060,302
CitiSelect VIP Folio 200.........................          0.75%+                    N/A*
CitiSelect VIP Folio 300.........................          0.75%+                    N/A*
CitiSelect VIP Folio 400.........................          0.75%+                    N/A*
CitiSelect VIP Folio 500.........................          0.75%+                    N/A*
Citi Small Cap Equity VIP Fund...................          0.75%+                    N/A*


----------------------------------


* Did not commence operations until February 10, 1997.



+ Certain contractual fee amounts have been voluntarily waived by Citibank.

                                   EXHIBIT D

Deleted text is marked through and added text appears in ITALICS.

  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 5.

  (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed <#>(nor</#>; OR purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value<#>)</#>. It is intended that <#>a</#> THE Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

  (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, FIXED TIME DEPOSITS or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

  (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund<#>, except</#>; PROVIDED THAT, FOR PURPOSES OF THIS RESTRICTION, THE ISSUER OF AN OPTION OR FUTURES CONTRACT SHALL NOT BE DEEMED TO BE THE ISSUER OF THE SECURITY OR SECURITIES UNDERLYING SUCH CONTRACT; AND PROVIDED FURTHER that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

  (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state)<#>, except</#>; PROVIDED THAT, FOR PURPOSES OF THIS RESTRICTION, THE ISSUER OF AN OPTION OR FUTURES CONTRACT SHALL NOT BE DEEMED TO BE THE ISSUER OF THE SECURITY OR SECURITIES UNDERLYING SUCH CONTRACT; AND PROVIDED FURTHER that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

  (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment
     <#>objectives</#> OBJECTIVE, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, EXCEPT THAT POSITIONS IN FUTURES CONTRACTS SHALL NOT BE SUBJECT TO THIS RESTRICTION.

  (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

  (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business <#>(each of the Funds</#>(THE FOREGOING SHALL NOT BE DEEMED TO PRECLUDE THE FUND FROM PURCHASING OR SELLING FUTURES CONTRACTS OR OPTIONS THEREON, AND THE FUND reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

  (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder<#>, provided that collateral arrangements with respect to options, futures contracts, and options on futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction and except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above</#>.

PROXY CARD                                                            PROXY CARD


              CITISELECT-SM- FOLIO 200, CITISELECT-SM- FOLIO 300,
             CITISELECT-SM- FOLIO 400 AND CITISELECT-SM- FOLIO 500

                         A PROXY FOR A SPECIAL MEETING
                  OF SHAREHOLDERS TO BE HELD OCTOBER 17, 1997


  The undersigned, revoking all Proxies heretofore given, hereby appoints each of John R. Elder, Linda T. Gibson, Christine A. Drapeau, Molly S. Mugler and Stephanie K. Flood, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in CitiSelect-SM- Folio 200, CitiSelect-SM- Folio 300, CitiSelect-SM- Folio 400 and CitiSelect-SM- Folio 500 which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:


PROXY SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1. An amendment to the Fund's Declaration of Trust to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.


    I vote my shares in CitiSelect-SM- Folio 200, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 300, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 400, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 500, if any:

  FOR                  AGAINST                ABSTAIN


2. An amendment to the fundamental investment policies of the Fund to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.


    I vote my shares in CitiSelect-SM- Folio 200, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 300, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 400, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 500, if any:

  FOR                  AGAINST                ABSTAIN


3.   An Amended and Restated Management Agreement for the Fund with Citibank,
    N.A.


    I vote my shares in CitiSelect-SM- Folio 200, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 300, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 400, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 500, if any:

  FOR                  AGAINST                ABSTAIN

4. Authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

    I vote my shares in CitiSelect-SM- Folio 200, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 300, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 400, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 500, if any:

  FOR                  AGAINST                ABSTAIN


5. An amendment to the fundamental investment policies of the Fund concerning the Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.


    I vote my shares in CitiSelect-SM- Folio 200, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 300, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 400, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 500, if any:

  FOR                  AGAINST                ABSTAIN


6. The selection of Price Waterhouse LLP as the independent certified public accountants for the Fund.


    I vote my shares in CitiSelect-SM- Folio 200, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 300, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 400, if any:

  FOR                  AGAINST                ABSTAIN

    I vote my shares in CitiSelect-SM- Folio 500, if any:

  FOR                  AGAINST                ABSTAIN

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:  -------------------------            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.